Exhibit 32.1

                  Flexpoint Sensor Systems, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officers of Flexpoint Sensor Systems, Inc. certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

..      the annual report on Form 10-KSB of the Company for the year ended
       December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..      the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   March 14, 2006        /s/ Clark M. Mower
                               _______________________________________
                              Clark M. Mower
                              Chief Executive Officer



Date:   March 14, 2006        /s/ John A. Sindt
                               ______________________________________
                              John A. Sindt
                              Principal Financial Officer